People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Sandler O'Neill + Partners, L.P.
East Coast Financial Services Conference
November 13, 2008

Forward-Looking Statements

Trustmark
Banking and Financial Solutions

Certain statements contained in this document are not statements of historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, and relating to the anticipated investment by the U.S. Treasury in Trustmark as part of its Capital Purchase Program, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

These risks could cause actual results to differ materially from current expectations of Management and include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of current volatility in the credit and financial markets, material changes in market interest rates, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, changes in existing regulations or the adoption of new regulations, natural disasters, acts of war or terrorism, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of Trustmark's borrowers, the ability to control expenses, changes in Trustmark's compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business and other risks described in Trustmark's filings with the Securities and Exchange Commission.

Although Management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Corporation

September 30, 2008



Tennessee
Oklahoma
Arkansas
Mississippi
Alabama
Louisiana
Texas
Florida

Trustmark is an integrated provider of banking and financial solutions

- $9.1 billion in total assets
- $6.7 billion in loans
- $6.9 billion in deposits
- $1.2 billion of market capitalization
- Serving Florida, Mississippi, Tennessee and Texas
- 150 Banking Centers
- 2,600 Associates

Reasons to Invest in Trustmark

Trustmark Banking and Financial Solutions

- Diversified business mix in attractive markets
- Liquid, well-positioned balance sheet
- Solid profitability metrics
- Strong capital base
- Positioned for growth and profitability
- Focused on maximizing shareholder value

Houston MSA

Trustmark
Banking and Financial Solutions

- Trustmark has 16 banking centers
- $830 million in loans and $551 million in deposits+
- Building stronger Commercial, Retail, and Wealth Management platforms
- Six new banking centers opened during last 24 months



GRIMES
MONTGOMERY
Shenandoah
The Woodlands
Splendora
LIBERTY
Hempstead
Prairie View
Tomball
Spring Creek
Waller
WALLER
Kingwood
Humble
Lake Houston
TEXAS
Aldine
Jersey Village
HARRIS
Greens Bayou
Sheldon Reservoir
Barrett
San Jacinto
Highlands
San Felipe
Brookshire
Katy
I-10 Hov Ln
Bunker Hill Village
Spring Valley
Piney Point Village
Houston
Jacinto City
Channelview
Baytown
AUSTIN
Buffalo Bayou
Galena Park
Pasadena
Simonton
Bellaire
Deer Park
La Porte
Wallis
Sugar Land
Brays Bayou
South Houston
Armand Bayou
Stafford
Richmond
Missouri City
Taylor Lake Village
FORT BEND
WHARTON
Rosenberg
Pearland
Clear Creek
Webster
East Bernard
BRAZORIA
Friendswood
Bacliff
Smithers Lake
Manvel
GALVESTON
Hardy Toll Rd
US-59 Hov Ln

■ Banking center

County	2008 Population	2008-13 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Houston MSA	5,583,450	15.09%	0.55%	16

+ As of 9/30/2008
++ As of 6/30/2008
Source: SNL Financial and ESRI

Jackson Metro

Trustmark
Banking and Financial Solutions

- Trustmark has $2.1 billion in loans and $3.0 billion in deposits[+]
- Maintain market dominance by focusing on cross-selling and retention
- New banking center to open in 2008



YAZOO
MADISON
MISSISSIPPI
HINDS
RANKIN
Flora
Canton
Ross Barnett Reservoir
Natchez Trace Pkwy
Madison
Ridgeland
Bolton
Clinton
Jackson
Flowood
Pearl
Brandon
Pelahatchie
Raymond
Richland
Florence
Natchez Trace Pkwy

Future banking center
Existing banking center

County	2008 Population	2008-13 Projected Population Growth	Deposit Market Share[++]	TRMK Banking Centers
Hinds	253,766	1.09%	43.55%	20
Rankin	141,751	13.37%	31.25%	11
Madison	93,668	14.26%	27.44%	8
TOTAL	**489,185**	**7.17%**	**37.54%**	**39**

+ As of 9/30/2008
++ As of 6/30/2008
Source: SNL Financial and ESRI

Memphis MSA

Trustmark Banking and Financial Solutions

- Trustmark has $454 million in loans and $616 million in deposits+
- Focus on middle market commercial and real estate lending
- Two new Banking Centers opened in the last year



Rosemark
Millington
Arlington
Lakeland
Loosahatchie
TENNESSEE
Marion
Bartlett
Eads
Somerville
Memphis
Fisherville
Williston
FAYETTE
Lake McKellar
Germantown
Collierville
Rossville Junction
SHELBY
Southaven
Olive Branch
Horn Lake
MARSHALL
DE SOTO
Byhalia
Hernando
Coldwater
MISSISSIPPI

■ Banking center

	2008 Population	2008-13 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,324,150	6.28%	3.16%	24

\+ As of 9/30/2008
++ As of 6/30/2008
Source: SNL Financial and ESRI

Trustmark Corporation
Loans
Period Ended *(excluding HFS)*


($ in billions)
$7.0
$6.0
$5.0
$4.0
$3.0
7.7% CAGR
$ 4.5
$ 4.6
$ 5.0
$ 5.3
$ 5.9
$ 6.6
$ 7.0
$ 6.7
2001
2002
2003
2004
2005
2006
2007
9-08

Commercial Loans $4,142
($ in millions)


State & Political Subs $237
Other $40
Construction & Land Development $1,062
Owner Occupied RE $709
6%
1%
26%
17%
18%
32%
CRE Income Producing $765
C & I $1,328

Consumer Loans $2,598
($ in millions)


Other $66
Direct $889
3%
34%
Mortgage $878
33%
2%
28%
Credit Card $50
Indirect $715

Trustmark Corporation
Deposits
Period Ended

Trustmark
Banking and Financial Solutions



($ in billions)
$7.0
$6.0
$5.0
$4.0
$3.0
6.9% CAGR
$4.6
$4.7
$5.1
$5.5
$6.3
$7.0
$6.9
$6.9
2001
2002
2003
2004
2005
2006
2007
9-08

By Type



Noninterest Checking $1.5
22%
Time $2.5
36%
24%
14%
4%
Interest Checking $1.6
Money Market $1.0
Savings $0.3

By Region



Florida $0.2
Tennessee $1.0
3%
15%
8%
Texas $0.6
74%
Mississippi $5.1

Trustmark Corporation
Revenue and Noninterest Income Composition
Nine months ended September 30, 2008

($ in millions)

Total Revenue
$371 Million



Insurance $26
Mortgage $38
Auto/Credit Card $20
Wealth Management $25
7%
10%
5%
7%
Treasury & Other $44
12%
TN 4%
TX 6%
FL 3%
MS 46%
Commercial – Retail $218

Total Noninterest Income
$139 Million



Service Charges $40
General Banking $21
29%
15%
Other $9
7%
16%
15%
18%
Mortgage $22
Insurance $26
Wealth Management $21

Fee Income to Total Revenue 37.5%

Trustmark Corporation
Financial Results and Capital

($ in thousands, except EPS)

Financial Results	Q3-07	Q4-07	Q1-08	Q2-08	Q3-08
Earnings per share	$0.51	$0.42	$0.46	$0.31	$0.41
Return on average tangible equity	20.41%	16.28%	17.59%	11.70%	15.16%
Return on average assets	1.31%	1.06%	1.19%	0.77%	1.02%
Net Interest Margin	3.89%	3.93%	3.92%	3.91%	4.01%
Efficiency Ratio	57.98%	56.80%	56.64%	56.64%	58.85%
Capital Ratios					
Equity/Assets ratio	10.18%	10.26%	10.30%	10.05%	10.44%
Tangible equity/Tangible assets	6.83%	6.94%	7.05%	6.88%	7.22%
Tier 1 leverage ratio	7.79%	7.86%	8.12%	7.87%	8.11%
Tier 1 risk-based capital ratio	9.20%	9.17%	9.42%	9.58%	9.86%
Total risk-based capital ratio	10.89%	10.93%	11.21%	11.46%	11.80%

Trustmark Corporation
Capital Strategy

Trustmark Banking and Financial Solutions

- Approval for $215 million of Tier 1 capital through U.S. Treasury CPP
- Additional capital for offensive and defensive actions
  - Earning asset growth
  - Expansion opportunities
  - Recession “term insurance”
- Capital ratios

	As Reported 9/30/08	Pro forma 9/30/08
Equity/Assets ratio	10.44%	12.51%
Tangible equity/Tangible assets	7.22%	7.14%
Tier 1 leverage ratio	8.11%	10.29%
Tier 1 risk-based capital ratio	9.86%	12.77%
Total risk-based capital ratio	11.80%	14.70%

- Dividend payout ratio of 58% last twelve months

Trustmark Corporation
Strategic Focus

- Manage Florida residential loan portfolio
- Devote resources to grow Houston franchise
- Realign and reinvest in retail banking centers
- Invest in technology with new deposit system
- Vigorously defend leadership position of major legacy markets in Mississippi
- Preserve and grow tangible equity

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Supplemental Information

Houston MSA

Trustmark
Banking and Financial Solutions

- Trustmark has 16 banking centers
- $830 million in loans and $551 million in deposits+
- Building stronger Commercial, Retail, and Wealth Management platforms
- Six new banking centers opened during last 24 months



GRIMES
MONTGOMERY
Shenandoah
The Woodlands
Splendora
LIBERTY
Hempstead
Prairie View
Tomball
Spring Creek
Waller
WALLER
Kingwood
Humble
Lake Houston
TEXAS
Aldine
Jersey Village
Greens Bayou
Sheldon Reservoir
Barrett
San Jacinto
HARRIS
Highlands
San Felipe
Brookshire
Katy
Spring Valley
Houston
Channelview
AUSTIN
Bunker Hill Village
Piney Point Village
Jacinto City
Baytown
Galena Park
Pasadena
Bellaire
Deer Park
La Porte
Simonton
Sugar Land
Brays Bayou
South Houston
Armand Bayou
Wallis
Stafford
Richmond
Missouri City
Taylor Lake Village
FORT BEND
WHARTON
Rosenberg
Pearland
Clear Creek
Webster
East Bernard
BRAZORIA
Friendswood
Bacliff
Smithers Lake
Manvel
GALVESTON

■ Banking center

County	2008 Population	2008-13 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Houston MSA	5,583,450	15.09%	0.55%	16

+ As of 9/30/2008
++ As of 6/30/2008
Source: SNL Financial and ESRI

Jackson Metro

Trustmark
Banking and Financial Solutions

- Trustmark has $2.1 billion in loans and $3.0 billion in deposits+
- Maintain market dominance by focusing on cross-selling and retention
- New banking center to open in 2008



YAZOO
MADISON
Canton
Flora
Ross Barnett Reservoir
Natchez Trace Pkwy
Madison
Ridgeland
MISSISSIPPI
Bolton
Clinton
HINDS
Jackson
Flowood
Pelahatchie
Raymond
Pearl
Brandon
RANKIN
Richland
Florence

Future banking center
Existing banking center

County	2008 Population	2008-13 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Hinds	253,766	1.09%	43.55%	20
Rankin	141,751	13.37%	31.25%	11
Madison	93,668	14.26%	27.44%	8
TOTAL	**489,185**	**7.17%**	**37.54%**	**39**

+ As of 9/30/2008
++ As of 6/30/2008
Source: SNL Financial and ESRI

Memphis MSA

- Trustmark has $454 million in loans and $616 million in deposits+
- Focus on middle market commercial and real estate lending
- Two new Banking Centers opened in the last year



Rosemark
Millington
Loosahatchie
Arlington
TENNESSEE
Lakeland
Marion
Somerville
Bartlett
Eads
Memphis
Fisherville
Williston
FAYETTE
Germantown
Lake McKellar
Collierville
Rossville Junction
SHELBY
Southaven
Olive Branch
Horn Lake
Memphis
MARSHALL
Byhalia
DE SOTO
Coldwater
Hernando
MISSISSIPPI
Banking center

	2008 Population	2008-13 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,324,150	6.28%	3.16%	24

+ As of 9/30/2008
++ As of 6/30/2008
Source: SNL Financial and ESRI

Southern Region

Trustmark
Banking and Financial Solutions

- **Trustmark has $781 million in loans and $1.4 billion in deposits+**
- **Focus on middle market commercial and real estate lending**
- **New Banking Center opened July 2008.**



Vicksburg
Ridgeland
Jackson
Meridian
MISSISSIPPI
LOUISIANA
ALABAMA
Hattiesburg
Baton Rouge
Slidell
Gulfport
Pascagoula
Mobile
Gulf of Mexico
DeSoto National Forest
Natchez
Brookhaven
McComb
Columbia
Laurel

■ Banking center

Market	2008 Population	2008-13 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Hattiesburg	123,905	6.60%	11.78%	7
MS Gulf Coast	362,237	4.83%	0.94%	2
Other	374,878	1.30%	25.68%	36
TOTAL	**861,020**	**3.73%**	**12.76%**	**45**

+ As of 9/30//2008
++ As of 6/30/2008
Source: SNL Financial and ESRI

Florida Panhandle

Trustmark
Banking and Financial Solutions

- Trustmark has $617 million in loans and $218 million in deposits[+]
- Cross-sell to Fisher-Brown's commercial insurance customers
- Focus on commercial lending
- Expand Wealth Management
- New banking center in Panama City opened June 2008



Banking center
FLORIDA
OKALOOSA
WALTON
WASHINGTON
BAY
HOLMES
Choctawhatchee Bay
West Bay
Gulf of Mexico
Niceville
Valparaiso
Wright
Ocean City
Mary Esther
Fort Walton Beach
Destin
Miramar Beach
Santa Rosa Beach
Freeport
Redbay
Ponce de Leon
Vernon
Southport
Laguna Beach
Panama City Beach
Panama City
Lynn Haven
Hiland Park

County	2008 Population	2008-13 Projected Population Growth	Deposit Market Share[++]	TRMK Banking Centers
Bay	170,977	7.82%	5.32%	3
Okaloosa	197,945	9.94%	1.40%	3
Walton	57,044	22.51%	8.18%	3
Total	**425,966**	**10.77%**	**3.74%**	**9**

+ As of 9/30/2008
++ As of 6/30/2008
Source: SNL Financial and ESRI

Trustmark Corporation
Credit Quality Trends

Trustmark
Banking and Financial Solutions

($ in millions)

Quarter Ended September 30, 2008	Florida	Mississippi	Tennessee	Texas	Total
Total Loans *(including HFS)*	$617	$4,849*	$598	$830	$6,895
Nonperforming Loans	$71.1	$12.7	$4.0	$17.4	$105.3
Other Real Estate	$18.3	$6.1	$7.9	$0.2	$32.5
Nonperforming Assets	$89.4	$18.8	$11.9	$17.6	$137.7
Nonperforming Assets/Total Loans + ORE	14.07%	0.39%	1.98%	2.12%	1.99%
Provision for Loan Losses	$3.2	$8.5	$0.0	$2.8	$14.5
Net Charge-offs	$3.8	$4.5	$1.3	$0.6	$10.2

Periods Ended	2001	2002	2003	2004	2005	2006	2007	3Q-2008
Total Loans *(Including HFS)*	$4,524	$4,617	$5,044	$5,477	$6,060	$6,659	$7,188	$6,895
Allowance for Loan and Lease Losses	$75.5	$74.8	$74.3	$64.8	$76.7	$72.1	$79.9	$90.9**
NPA/Total Loans + ORE	0.93%	0.82%	0.59%	0.51%	0.56%	0.58%	1.02%	1.99%
Net Charge-offs/Average Loans	0.35%	0.33%	0.21%	0.12%	0.13%	0.06%	0.23%	0.92%

*Includes loans HFS of $154 million

**Allocation of $90.9 million allowance for loan losses represented 1.76% of commercial loans and 0.64% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.35%.

Construction and Land Development

September 30, 2008

Trustmark
Banking and Financial Solutions

($ in millions)	Construction Land and Development Loans		Florida		Mississippi (Central and Southern Regions)		Tennessee (Memphis, TN / Northern MS Region)		Texas	
	$	% of Total Loans	$	% of Loan Type	$	% of Loan Type	$	% of Loan Type	$	% of Loan Type
Lots	$ 130	12.3%	$ 82	63.3%	$ 28	21.5%	$ 6	4.7%	$ 14	10.6%
Development	226	21.3%	38	16.6%	101	44.7%	13	5.7%	75	33.0%
Unimproved land	323	30.4%	112	34.5%	132	40.8%	34	10.6%	45	14.0%
1-4 family construction	191	17.9%	29	15.4%	85	44.4%	13	6.7%	64	33.6%
Other construction	192	18.1%	41	21.2%	85	44.5%	17	9.0%	49	25.4%
Construction and land development loans	$ 1,062	100.0%	$ 302	28.4%	$ 431	40.6%	$ 83	7.9%	$ 246	23.2%

By Type



Other construction $192
18%
Lots $130
12%
21%
Development $226
18%
1-4 Family construction $191
30%
Unimproved land $323

By Region



Texas $246
23%
Florida $302
28%
8%
Tennessee $83
41%
Mississippi $431

Florida Loans

September 30, 2008

($ in millions)

Loan Type	$	% of Loans
Construction and land development	$ 302	48.8%
Secured by 1-4 family residential	91	14.7%
Secured by nonfarm, nonresidential	177	28.6%
Other real estate secured	13	2.0%
Commercial and industrial loans	18	3.0%
Consumer loans	3	0.5%
Other loans	13	2.1%
Total Loans	$ 617	100.0%

Construction Land and Development	$	% of Loans
Lots	$ 82	27.4%
Development	38	12.5%
Unimproved land	112	37.0%
1-4 family construction	29	9.7%
Other construction	41	13.5%
Construction and land development loans	$ 302	100.0%

Total Loans by Type
$617 million



Nonfarm, nonresidential $177
29%
Commercial & industrial $18
3%
Other $29
5%
1-4 Family $91
15%
49%
Construction & land development $302

Construction and Land Development
$302 million



Other construction $41
13%
Lots $82
27%
1-4 Family $29
10%
13%
37%
Development $38
Unimproved land $112

Florida Credit Quality

September 30, 2008

Trustmark
Banking and Financial Solutions

($ in thousands)

	Total Loans	Criticized Loans (1)	Classified Loans (2)	Nonaccrual Loans	Impaired Loans (3)	Total Loans Less Impaired Loans	Loan Loss Reserves	Loan Loss reserve % of Non-Impaired Loans
Construction Land and Development:								
Lots	$82,472	$20,834	$16,222	$11,082	$5,396	$77,076	$4,647	6.03%
Development	37,578	18,979	18,979	15,980	6,766	30,812	2,035	6.60%
Unimproved land	111,548	63,831	35,213	18,314	16,637	94,911	4,935	5.20%
1-4 family construction	29,265	8,818	8,818	6,590	4,368	24,897	906	3.64%
Other construction	40,646	28,133	17,259	12,627	6,498	34,148	2,319	6.79%
Construction and land development loans	301,509	140,595	96,491	64,593	39,665	261,844	14,842	5.67%
Commercial, commercial real estate and consumer	315,966	31,723	20,791	6,532	289	315,667	6,892	2.18%
Total Florida Loans	$617,475	$172,318	$117,282	$71,125	$39,954	$577,511	$21,734	3.76%

1) Criticized loans include all classified loans as defined in (2) below as well as other loans that exhibit potential credit weaknesses that, if not resolved, may ultimately result in a more severe classification.
2) Classified loans include those loans identified by management as exhibiting well defined credit weaknesses that may jeopardize repayment in full of the debt.
3) All nonaccrual loans over $1 million are individually assessed for impairment in accordance with SFAS No. 114. Impaired loans have been determined to be collateral dependent and assessed using a fair value approach. Fair value estimates begin with appraised values, normally from recently received and reviewed appraisals. Appraised values are adjusted down for costs associated with asset disposal. When a loan is deemed to be impaired, the full difference between book value and the most likely estimate of the asset's net realizable value is charged off.

Contact Information

Trustmark Banking and Financial Solutions

Trustmark Corporation's common stock is listed on the NASDAQ National Market System and is traded under the symbol TRMK.

Additional information is available at www.trustmark.com.

Investor Inquiries:

Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310
lgreer@trustmark.com

Joseph Rein
First Vice President
601-208-6898
jrein@trustmark.com

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions